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                                                                   EXHIBIT 10.13
                                 STANDSTILL AGREEMENT

Board of Directors
Premier Concepts, Inc.
3033 South Parker Road, Suite 120
Denver, Colorado  80014

Dear Sirs:

    1. The undersigned agrees that for a period of twelve (12) months from the date hereof, neither the undersigned nor any affiliate (as that term is defined in Rule 405 under the Securities Act of 1933) of the undersigned (regardless of whether such person or entity is an affiliate on the date hereof) will:

    a. Acquire, offer to acquire or agree to acquire, directly or indirectly, by purchase or otherwise, any voting securities or direct or indirect rights or options to acquire any voting securities of Premier Concepts, Inc., a Colorado corporation (the "Company") (except by way of stock dividends or other distributions or offerings made available to holders of voting securities generally);

    b. Solicit proxies or become a "participant", directly or indirectly, in any "solicitation" of proxies to vote (as such terms are used and defined in Regulation 14A under the Securities Exchange Act of 1934 ("Exchange Act"), or seek to advise or influence any person or entity with respect to the voting of any voting securities of the Company;

    c. Join a partnership, limited partnership, syndicate or other group, or otherwise act in concert with any person, for the purpose of acquiring, holding, or disposing of voting securities of the Company, or otherwise become a "person" within the meaning of Section 13(d)(3) of the Exchange Act with respect to any voting securities of the Company; or

    d. Otherwise act, alone or in concert, with others, to seek to control or influence the management, board of directors or policies of the Company.

    2. The undersigned acknowledges that the Company would not have an adequate remedy at law for money damages in the event that this covenant were not performed in accordance with the terms and therefore agrees that the Company shall be entitled to specific enforcement of the terms hereof in addition to any other remedy to which it may be entitled, at law or in equity.

    The undersigned acknowledges and agrees that the foregoing agreements are given in consideration of the Company's securities being listed on Nasdaq and that such listing constitutes sufficient, good and valuable consideration to the undersigned by virtue of the undersigned's beneficial ownership of voting securities of the Company.

                                       Sincerely,


                                       _____________________________


DATED: ___________________________
APPROVED AND ACCEPTED:
PREMIER CONCEPTS, INC.

By:_______________________________
   Sissel Greenberg, President